UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 19, 2018

AutoZone, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

123 South Front Street, Memphis, Tennessee 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 495-6500
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On March 19, 2018, the Board of Directors (the “Board”) of AutoZone, Inc. (the “Company”) amended and restated the Company’s by-laws (the “Restated By-Laws”) to implement “proxy access.” The Restated By-Laws became effective March 19, 2018.

          The proxy access provisions in the Restated By-Laws are set forth in Article II, Section 10. These provisions allow for an individual eligible stockholder or group of up to twenty (20) eligible stockholders to nominate and include in the Company’s proxy materials candidates for election to the Board, as long as such stockholder or the stockholder group, as applicable, continuously owns 3% or more of the outstanding shares of Company common stock for at least three (3) years. The maximum number of proxy access nominees permitted cannot be more than the greater of two (2) or 20% of the Board (rounded down to the closest whole number), provided that the stockholder(s) and the nominee(s) satisfy the requirements further described in Article II, Section 10 of the Restated By-Laws.

          This process is subject to additional eligibility, procedural and disclosure requirements set forth in the Restated By-Laws, including the requirement that proxy access notice must be delivered to the Company no earlier than the close of business one-hundred twenty (120) and no later than the close of business ninety (90) days before the first anniversary of the preceding year’s annual meeting for regularly scheduled annual meetings. Further, Article II, Section 10 adds certain requirements that all nominees for directors and nominating stockholder(s) provide certain information, representations and agreements to the Company in order to be eligible for election.

          The foregoing is only a summary of the Restated By-Laws and is qualified in its entirety by reference to the Restated By-Laws, which are filed as Exhibit 3.1 to this current report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

          On March 20, 2018, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $1.0 billion of the Company’s common stock in connection with its ongoing share repurchase program. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated By-Laws of AutoZone, Inc.
99.1	Press Release dated March 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc.

Date: March 23, 2018	By:	/s/ William T. Giles
William T. Giles
Executive Vice President and Chief Financial Officer